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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 8, 2000
                                ----------------
                Date of Report (date of earliest event reported)

                            9278 COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          Delaware                       333-37654                         98-0207906
----------------------------       ---------------------        ---------------------------------
(State or other jurisdiction       (Commission File No.)        (IRS Employer Identification No.)
      of incorporation)

                            1942 Williamsbridge Road
                              Bronx, New York 10461
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (718) 887-9278
                                                   -----------------------------

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address if changed since last report)

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

         On December 8, 2000, pursuant to an Agreement and Plan of Merger, by and among Reliable Networks, Inc., a New York corporation ("Reliable"), Nasir Ghesani (the "Shareholder"), the Registrant and Reliable Acquisition Corp., a New York corporation and wholly-owned subsidiary of the Registrant ("Acquisition Corp."), Reliable was merged with and into Acquisition Corp. (the "Merger"), thereby becoming a wholly-owned subsidiary of the Registrant. As a result of the Merger, the Shareholder was issued: (i) a cash payment in the amount of one million ($1,000,000) dollars, (ii) one million (1,000,000) shares of common stock of the Registrant (the "Shares"), and (iii) three (3) promissory notes, in the aggregate amount of one million ($1,000,000) dollars (the "Notes"). The number of Shares and amount of the Notes issued to the Shareholder as a result of the Merger are subject to adjustment under certain circumstances.

         In connection with the Merger, the Shareholder entered into an Employment Agreement with the Registrant and Acquisition Corp., to serve as Acquisition Corp.'s President through December 31, 2002.

         The Merger became effective upon filing of a Certificate of Merger, on December 12, 2000. As a result of the Merger, the aggregate number of issued and outstanding shares of the Registrant increased to 22,186,209 shares.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION

(a)      Financial Statements of Business Acquired

                  Balance Sheet at September 30, 2000 (unaudited) and December 31, 1999

                  Statement of Income for the nine months ended September 30, 2000 and 1999 (unaudited) and the years ended December 31, 1999 and 1998

                  Statement of Cash Flows for the nine months ended September 30, 2000 and 1999 (unaudited) and the years ended December 31, 1999 and 1998

                  Statement of Changes in Shareholder's Equity for the nine months ended September 30, 2000 (unaudited) and the years ended December 31, 1999 and 1998

                  Notes to Financial Statements

(b)      Pro Forma Financial Information

                  Pro Forma Balance Sheet at September 30, 2000

                  Pro Forma Statement of Operations for the nine months ended September 30, 2000

                  Pro Forma Statement of Operations for the year ended December 31, 1999

                  Notes to Pro Forma Balance Sheet

                  Notes to Pro Forma Statement of Operations



                                       2
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(c)      Exhibits

  2.1 Agreement and Plan of Merger by and among Reliable, the Shareholder, Acquisition Corp. and the Registrant, dated December 8, 2000*

  4.1 Promissory Note, in the amount of $400,000, made by the Registrant to the Shareholder, dated December 8, 2000*

  4.2 Promissory Note, in the amount of $100,000, made by the Registrant to the Shareholder, dated December 8, 2000*

  4.3 Promissory Note, in the amount of $500,000, made by the Registrant to the Shareholder, dated December 8, 2000*

 10.1 Employment Agreement by and among the Registrant, Acquisition Corp. and the Shareholder, dated December 8, 2000*

 10.2 Lock-up Agreement between the Registrant and the Shareholder, dated December 8, 2000*

 99.1             Financial Statements of Reliable and Pro Forma Financial
                  Data**

---------------
*  Previously filed
** Filed herewith




                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       9278 COMMUNICATIONS, INC.
                                       -----------------------------------------
                                                (Registrant)
Date: February 9, 2000
      --------------------------
                                       By:  /s/ Sajid Kapadia
                                          --------------------------------------
                                            Sajid Kapadia
                                            Chairman and Chief Executive Officer





                                       4

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                                 EXHIBIT INDEX


Exhibit No.                       Description of Document
-----------                       -----------------------

  2.1 Agreement and Plan of Merger by and among Reliable, the Shareholder, Acquisition Corp. and the Registrant, dated December 8, 2000*

  4.1 Promissory Note, in the amount of $400,000, made by the Registrant to the Shareholder, dated December 8, 2000*

  4.2 Promissory Note, in the amount of $100,000, made by the Registrant to the Shareholder, dated December 8, 2000*

  4.3 Promissory Note, in the amount of $500,000, made by the Registrant to the Shareholder, dated December 8, 2000*

 10.1 Employment Agreement by and among the Registrant, Acquisition Corp. and the Shareholder, dated December 8, 2000*

 10.2 Lock-up Agreement between the Registrant and the Shareholder, dated December 8, 2000*

 99.1             Financial Statements of Reliable and Pro Forma Financial
                  Data**

---------------
*  Previously filed
** Filed herewith